Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 33,088,638.09
Previously Paid Amount	3,731.87
Total Fee Amount	4,569.55
Total Offset Amount	0.00
Net Fee	$ 837.68